UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 22, 2003


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


                DELAWARE                 000-19462                86-0446453
      (State or Other Jurisdiction      (Commission            (I.R.S. Employer
            of Incorporation)           File Number)         Identification No.)


           5 CAMBRIDGE CENTER
        CAMBRIDGE, MASSACHUSETTS                                     02142
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On April 22, 2003, Artisoft, Inc. issued a press release announcing its implementation of a six-for-one reverse split of its outstanding shares of common stock. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(b)  PRO FORMA FINANCIAL INFORMATION.

     None.

(c)  EXHIBITS.


     Exhibit No.      Description
     -----------      -----------

        99.1          Press release dated April 22, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARTISOFT, INC.

                                        By: /s/ DUNCAN G. PERRY
                                            ------------------------------------
                                            Name:  Duncan G. Perry
Date: April 22, 2003                        Title: Chief Financial Officer

                                  EXHIBIT INDEX


     EXHIBIT NO.      DESCRIPTION
     -----------      -----------

        99.1          Press release dated April 22, 2003.